Exhibit 99.2


              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               STANHOME INC.
                            SEPTEMBER 30, 1997

The following historical condensed consolidated balance sheet of Stanhome Inc. as of September 30, 1997 was from the September 30, 1997 Form 10-Q. The pro forma condensed consolidated balance sheet reflects the sale of Worldwide Direct Selling. The pro forma condensed consolidated balance sheet has been prepared assuming the transaction was consummated at the balance sheet date and includes adjustments which give effect to events that are attributable to the transaction and they have a continuing or non recurring impact.


                                  STANHOME INC.

                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                SEPTEMBER 30, 1997
                                  (In Thousands)

                                                          Pro Forma
                                                         Adjustments
                                         Stanhome Inc.    Increase
                                          Historical     (Decrease)        Pro Forma
                                         -------------   -----------       ---------
ASSETS

CURRENT ASSETS:

 Cash and certificates of deposit         $ 16,287       $ 66,144 (a)      $ 82,431

 Notes and accounts receivable, net        175,632              -           175,632

 Inventories                               104,619              -           104,619

 Prepaid expenses                            3,025              -             3,025
                                          --------       --------          --------
    Total current assets                   299,563         66,144           365,707
                                          --------       --------          --------

PROPERTY, PLANT AND EQUIPMENT, at cost      80,895              -            80,895

 Less - Accumulated depreciation and
        amortization                        46,313              -            46,313
                                          --------       --------          --------
                                            34,582              -            34,582
                                          --------       --------          --------
OTHER ASSETS:

   Goodwill and other intangibles, net      90,503              -            90,503
   Other                                    21,575              -            21,575
                                          --------       --------          --------
                                           112,078              -           112,078
                                          --------       --------          --------

NET ASSETS OF DISCONTINUED OPERATIONS       21,994      (  17,461)(b)         4,533
                                          --------       --------          --------
                                          $468,217       $ 48,683          $516,900
                                          ========       ========          ========

See Notes to Pro Forma Condensed Consolidated Information.



                                   STANHOME INC.

                    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 SEPTEMBER 30, 1997
                                   (In Thousands)

                                                          Pro Forma
                                                         Adjustments
                                         Stanhome Inc.    Increase
                                          Historical     (Decrease)       Pro Forma
                                         -------------   -----------      ----------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Notes and loans payable                 $119,264       $      -         $119,264

  Accounts payable                          30,595          2,332 (e)       32,927

  Federal, state and foreign taxes
    on income                               23,889         17,291 (f)       41,180

  Accrued expenses--
    Royalties                                8,981              -            8,981
    Vacation, sick and
      postretirement benefits                4,012              -            4,012
    Pensions and profit sharing              2,713              -            2,713
    Payroll and commissions                  4,670              -            4,670
    Other                                   44,383          4,578 (c)       48,961
                                          --------       --------         --------
     Total current liabilities             238,507         24,201          262,708
                                          --------       --------         --------
LONG-TERM LIABILITIES:
  Postretirement benefits                   15,567              -           15,567
                                          --------       --------         --------
     Total long-term liabilities            15,567              -           15,567
                                          --------       --------         --------
SHAREHOLDERS' EQUITY:
  Common stock                               3,154              -            3,154

  Capital in excess of par value            46,729              -           46,729

  Retained earnings                        365,377         (6,000)(g)      359,377

  Cumulative translation adjustments       (32,243)        30,482 (d)       (1,761)
                                          --------       --------         --------
                                           383,017         24,482          407,499
  Less - Shares held in
   treasury, at cost                       168,874              -          168,874
                                          --------       --------         --------
     Total shareholders' equity            214,143         24,482          238,625
                                          --------       --------         --------
                                          $468,217       $ 48,683         $516,900
                                          ========       ========         ========

See Notes to Pro Forma Condensed Consolidated Information.




           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                               STANHOME INC.
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

The following historical condensed consolidated statement of income of Stanhome Inc. for the nine months ended September 30, 1997 was from the September 30, 1997 Form 10-Q. The pro forma condensed consolidated statement of income reflects the removal of Hamilton Direct Response and Direct Selling from the income of discontinued operations, net of taxes. The pro forma adjustments have been computed assuming the transactions were consummated at the beginning of the nine month period and include adjustments which give effect to events that are attributable to the transactions and that are expected to have a continuing impact.


                               STANHOME INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                  (In thousands, except per share amounts)

                                                  Pro Forma
                                                    Adjust.
                                Stanhome Inc.      Increase
                                 Historical       (Decrease)     Pro Forma
                                -------------     ----------     ---------
NET SALES                         $367,323        $    -          $367,323
COST OF SALES                      198,406             -           198,406
                                  --------        ------          --------
GROSS PROFIT                       168,917             -           168,917
SELLING, DISTRIBUTION,
 GENERAL AND ADMINISTRATIVE
 EXPENSES                          143,077             -           143,077
                                  --------        ------          --------
OPERATING PROFIT                    25,840             -            25,840
 Interest expense                (   5,368)        1,950 (h)     (   3,418)
 Other expense, net              (   2,044)            -         (   2,044)
                                  --------        ------          --------
INCOME BEFORE INCOME
 TAXES FROM CONTINUING
 OPERATIONS                         18,428         1,950            20,378
 Income taxes                        9,228           780 (i)        10,008
                                  --------        ------          --------
INCOME OF CONTINUING
 OPERATIONS, NET OF TAXES            9,200         1,170            10,370
                                  ========        ======          ========
EARNINGS
 PER COMMON SHARE
(Primary and fully diluted):
 CONTINUING OPERATIONS            $    .51                        $    .58

AVERAGE SHARES
  FULLY DILUTED                     17,824                          17,824


See Notes to Pro Forma Condensed Consolidated Information.



           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                               STANHOME INC.
                   FOR THE YEAR ENDED DECEMBER 31, 1996

The Company's historical statement of income for the year ended December 31, 1996 has been reclassified to present two business segments (Hamilton Direct Response and Direct Selling) as discontinued operations. The pro forma condensed consolidated statement of income reflects the removal of Hamilton Direct Response and Direct Selling from the income of discontinued operations, net of taxes. The pro forma adjustments have been computed assuming the transactions were consummated at the beginning of the year and include adjustments which give effect to events that are attributable to the transactions and that are expected to have a continuing impact. This statement should be read in conjunction with the historical consolidated financial statements of Stanhome Inc. included in its December 31, 1996 Form 10-K, the historical condensed consolidated financial statements of Stanhome Inc. included in its September 30, 1997 Form 10-Q and pro forma financial information on Stanhome Inc. included in its May 22, 1997 Form 8-K.


                                                 STANHOME INC.
                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (In thousands, except per share amounts)
                                                                                                Pro Forma
                                                                            Stanhome Inc.        Adjust.
                                      Stanhome Inc.       Reclassi-          Historical         Increase
                                       Historical         fications         Reclassified       (Decrease)        Pro Forma
                                      -------------       ---------         -------------       --------         ---------
   NET SALES                           $844,992           ($329,544)         $515,448           $     -           $515,448
   COST OF SALES                        370,178           (  97,998)          272,180                 -            272,180
                                       --------            --------          --------           -------           --------
   GROSS PROFIT                         474,814           ( 231,546)          243,268                 -            243,268
   SELLING, DISTRIBUTION,
    GENERAL AND
    ADMINISTRATIVE EXPENSES             393,349           ( 219,793)          173,556                 -            173,556
                                       --------            --------          --------           -------           --------
   OPERATING PROFIT                      81,465           (  11,753)           69,712                 -             69,712
     Interest expense                 (   8,684)                488         (   8,196)            2,600 (h)      (   5,596)
     Other expense, net               (   3,502)                228         (   3,274)                -          (   3,274)
                                       --------            --------          --------           -------           --------
   INCOME BEFORE INCOME
    TAXES FROM
    CONTINUING OPERATIONS                69,279           (  11,037)           58,242             2,600             60,842
     Income taxes                        30,842           (   5,216)           25,626             1,040 (i)         26,666
                                       --------            --------          --------           -------           --------
   INCOME OF CONTINUING
    OPERATIONS,
    NET OF TAXES                       $ 38,437           ($  5,821)         $ 32,616           $ 1,560           $ 34,176
                                       ========            ========          ========           =======           ========
   EARNINGS
    PER COMMON SHARE
   (Primary and
    fully diluted):
     CONTINUING OPERATIONS                $2.12                                 $1.80                                $1.89

   AVERAGE SHARES
    FULLY DILUTED                        18,120                                18,120                               18,120


See Notes to Pro Forma Condensed Consolidated Information.



      NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The Pro Forma Financial Information has been prepared by Stanhome Inc. and is based upon assumptions deemed proper by it. The Pro Forma Financial Information presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of Stanhome Inc., or of the financial position or results of operations of Stanhome Inc. that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

(a) Reflects the cash received related to the sale of Direct Selling inclusive of escrow amount less taxes due at closing.

(b)  Reflects the elimination of the net assets sold from Direct Selling.

(c)  Reflects accrued transaction fees.

(d) Reflects the cumulative translation adjustment associated with Worldwide Direct Selling.

(e)  Reflects the net payable owed to Direct Selling.

(f)  Reflects income taxes payable due to tax gain on sale of Direct
     Selling.

(g)  Reflects loss associated with sale of Direct Selling.

(h) Reflects the reduction of interest expense associated with use of proceeds received from the sale of Direct Selling.

(i)  Reflects income taxes related to the pro forma adjustment (h).